SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp.Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on July 11, 2001. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 10, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: August 10, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 08/10/01 Payment Date: 08/10/01 Prior Payment: 07/10/01 Record Date: 07/31/01 WAC: 8.42% WAMM: 74 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 13,577,229.52 63859CCP6 1000.000000000 51.294759432 A-2 75,459,076.00 75,459,076.00 63859CCQ4 1000.000000000 1000.000000000 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 84,385,315.03 63859CCU5 1000.000000000 988.949925205 A-1V 325,206,513.00 196,757,534.33 63859CCV3 1000.000000000 605.023351208 B 47,139,539.00 47,139,539.00 63859CCW1 1000.000000000 1000.000000000 C 41,247,097.00 41,247,097.00 63859CCX9 1000.000000000 1000.000000000 D 38,300,876.00 38,300,876.00 63859CCY7 1000.000000000 1000.000000000 E 20,623,548.00 20,623,548.00 63859CCZ4 1000.000000000 1000.000000000 F 47,139,539.00 47,139,539.00 63859CDA8 1000.000000000 1000.000000000 G 17,677,331.00 17,677,331.00 63859CDB6 1000.000000000 1000.000000000 X 1,178,488,493.00N 835,072,155.25 63859CDC4 1000.000000000 708.595934717 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 797,983,477.88 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 13,090,741.60 0.00 0.00 63859CCP6 49.456808561 0.000000000 0.000000000 A-2 0.00 0.00 0.00 63859CCQ4 0.000000000 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 1,415,736.26 0.00 0.00 63859CCU5 16.591657778 0.000000000 0.000000000 A-1V 7,935,199.67 0.00 0.00 63859CCV3 24.400494310 0.000000000 0.000000000 B 0.00 0.00 0.00 63859CCW1 0.000000000 0.000000000 0.000000000 C 0.00 0.00 0.00 63859CCX9 0.000000000 0.000000000 0.000000000 D 0.00 0.00 0.00 63859CCY7 0.000000000 0.000000000 0.000000000 E 0.00 0.00 0.00 63859CCZ4 0.000000000 0.000000000 0.000000000 F 0.00 0.00 0.00 63859CDA8 0.000000000 0.000000000 0.000000000 G 0.00 0.00 0.00 63859CDB6 0.000000000 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 22,441,677.53 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 486,487.92 65,679.85 0.00 63859CCP6 1.837950871 0.248138407 0.000000000 A-2 75,459,076.00 383,332.11 0.00 63859CCQ4 1000.000000000 5.080000052 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 82,969,578.77 464,681.80 0.00 63859CCU5 972.358267428 5.445817571 0.000000000 A-1V 188,822,334.66 711,289.58 0.00 63859CCV3 580.622856898 2.187193526 0.000000000 B 47,139,539.00 271,916.57 0.00 63859CCW1 1000.000000000 5.768333246 0.000000000 C 41,247,097.00 248,066.92 0.00 63859CCX9 1000.000000000 6.014166767 0.000000000 D 38,300,876.00 241,263.60 0.00 63859CCY7 1000.000000000 6.299166630 0.000000000 E 20,623,548.00 103,117.74 0.00 63859CCZ4 1000.000000000 5.000000000 0.000000000 F 47,139,539.00 255,339.17 0.00 63859CDA8 1000.000000000 5.416666676 0.000000000 G 17,677,331.00 95,752.21 0.00 63859CDB6 1000.000000000 5.416666690 0.000000000 X 814,250,415.60 0.00 0.00 63859CDC4 690.927760802 0.000000000 0.000000000 P 0.00 246,043.24 0.00 9ABSC468 0.000000000 0.208778653 0.000000000 775,541,800.35 4,283,359.36 0.00 Total P&I Paymen 26725036.89 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 4.20% 63859CCV3 4.06% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 13,577,229.52 None 1000.000000000 51.294759432 UA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 84,385,315.03 None 1000.000000000 988.949925205 UA1V 325,206,513.00 196,757,534.34 None 1000.000000000 605.023351239 UB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 UD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 UE 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 UF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 UG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 UX1 1,178,488,493.00N 797,983,477.88 None 1000.000000000 677.124539289 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 13,090,741.60 0.00 0.00 None 49.456808561 0.000000000 0.000000000 UA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 1,415,736.26 0.00 0.00 None 16.591657778 0.000000000 0.000000000 UA1V 7,935,199.67 0.00 0.00 None 24.400494310 0.000000000 0.000000000 UB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UE 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 486,487.92 65,679.85 0.00 None 1.837950871 0.248138407 0.000000000 UA2 75,459,076.00 383,332.11 0.00 None 1000.000000000 5.080000052 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 82,969,578.77 464,681.80 0.00 None 972.358267428 5.445817571 0.000000000 UA1V 188,822,334.67 711,289.58 0.00 None 580.622856929 2.187193526 0.000000000 UB 47,139,539.00 271,916.57 0.00 None 1000.000000000 5.768333246 0.000000000 UC 41,247,097.00 248,066.92 0.00 None 1000.000000000 6.014166767 0.000000000 UD 38,300,876.00 241,263.60 0.00 None 1000.000000000 6.299166630 0.000000000 UE 20,623,548.00 103,117.74 0.00 None 1000.000000000 5.000000000 0.000000000 UF 47,139,539.00 255,339.17 0.00 None 1000.000000000 5.416666676 0.000000000 UG 17,677,331.00 95,752.21 0.00 None 1000.000000000 5.416666690 0.000000000 UX1 775,541,800.35 0.00 0.00 None 658.081775899 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 4.34% None 4.34% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.12% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 797,983,477.89 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 22,441,677.53 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 775,541,800.36 4,037,316.12 0.00 Total P&I Paymen26,478,993.65 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 13,577,229.52 None 1000.000000000 51.294759432 MA2 75,459,076.00 75,459,076.00 None 1000.000000000 1000.000000000 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 84,385,315.03 None 1000.000000000 988.949925205 MA1V 325,206,513.00 196,757,534.33 None 1000.000000000 605.023351208 MB 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MC 41,247,097.00 41,247,097.00 None 1000.000000000 1000.000000000 MD 38,300,876.00 38,300,876.00 None 1000.000000000 1000.000000000 ME 20,623,548.00 20,623,548.00 None 1000.000000000 1000.000000000 MF 47,139,539.00 47,139,539.00 None 1000.000000000 1000.000000000 MG 17,677,331.00 17,677,331.00 None 1000.000000000 1000.000000000 MX 1,178,488,493.00N 797,983,477.88 None 1000.000000000 677.124539289 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 797,983,477.88 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 13,090,741.60 0.00 0.00 None 49.456808561 0.000000000 0.000000000 MA2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 1,415,736.26 0.00 0.00 None 16.591657778 0.000000000 0.000000000 MA1V 7,935,199.67 0.00 0.00 None 24.400494310 0.000000000 0.000000000 MB 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MC 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MD 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 ME 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MF 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MG 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 22,441,677.53 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 486,487.92 65,679.85 -27,044.56 None 1.837950871 0.248138407 -0.102174320 MA2 75,459,076.00 383,332.11 -132,008.54 None 1000.000000000 5.080000052 -1.749405731 MA3 43,385,473.00 227,665.27 -68,631.73 None 1000.000000000 5.247500010 -1.581905768 MA4 101,223,518.00 561,284.41 -130,012.07 None 1000.000000000 5.545000027 -1.284405764 MA5 71,067,402.00 407,926.88 -77,421.24 None 1000.000000000 5.739999895 -1.089405801 MA6 82,969,578.77 464,681.80 -111,619.75 None 972.358267428 5.445817571 -1.308122668 MA1V 188,822,334.66 711,289.58 -632,447.45 None 580.622856898 2.187193526 -1.944756408 MB 47,139,539.00 271,916.58 -50,018.46 None 1000.000000000 5.768333458 -1.061072320 MC 41,247,097.00 248,066.91 -33,626.25 None 1000.000000000 6.014166524 -0.815239191 MD 38,300,876.00 241,263.60 -20,308.62 None 1000.000000000 6.299166630 -0.530239047 ME 20,623,548.00 103,117.74 -37,728.84 None 1000.000000000 5.000000000 -1.829405881 MF 47,139,539.00 255,339.17 -66,595.87 None 1000.000000000 5.416666676 -1.412739102 MG 17,677,331.00 95,752.21 -24,973.46 None 1000.000000000 5.416666690 -1.412739287 MX 775,541,800.35 0.00 0.00 None 658.081775899 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 775,541,800.35 4,037,316.11 -1,412,436.84 Total P&I Paymen26,478,993.64 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 8.20% None 8.09% MA2 8.20% None 8.09% MA3 8.20% None 8.09% MA4 8.20% None 8.09% MA5 8.20% None 8.09% MA6 8.20% None 8.09% MA1V 8.20% None 8.09% MB 8.20% None 8.09% MC 8.20% None 8.09% MD 8.20% None 8.09% ME 8.20% None 8.09% MF 8.20% None 8.09% MG 8.20% None 8.09% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 818,370,711.77 None 1000.000000000 708.595934478 L2T2 11,784,885.00 7,986,200.37 None 1000.000000000 677.664684042 L2T3 11,784,885.00 8,715,242.99 None 1000.000000000 739.527198611 L2T1N 1,154,918,723.00N 818,370,711.77 None 1000.000000000 708.595934478 L2T2N 11,784,885.00N 7,986,200.37 None 1000.000000000 677.664684042 L2T3N 11,784,885.00N 8,715,242.99 None 1000.000000000 739.527198611 1,178,488,493.00 0.00 835,072,155.13 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 20,405,304.86 0.00 0.00 None 17.668173919 0.000000000 0.000000000 L2T2 224,411.71 0.00 0.00 None 19.042333464 0.000000000 0.000000000 L2T3 192,023.08 0.00 0.00 None 16.294013900 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 20,821,739.65 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 797,965,406.91 5,340,757.88 0.00 None 690.927760559 4.624358211 0.000000000 L2T2 7,761,788.66 30,221.80 -21,896.83 None 658.622350579 2.564454384 -1.858043587 L2T3 8,523,219.91 32,980.69 -23,895.74 None 723.233184711 2.798558493 -2.027660007 L2T1N 797,965,406.91 248,227.75 0.00 None 690.927760559 0.214930925 0.000000000 L2T2N 7,761,788.66 2,422.37 0.00 None 658.622350579 0.205548887 0.000000000 L2T3N 8,523,219.91 2,643.50 0.00 None 723.233184711 0.224312753 0.000000000 814,250,415.48 5,657,253.99 -45,792.57 Total P&I Paymen26,478,993.64 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.83% None 8.09% L2T2 7.83% None 8.09% L2T3 7.83% None 8.09% L2T1N 0.36% None 8.09% L2T2N 0.36% None 8.09% L2T3N 0.36% None 8.09% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 818,370,711.77 None 1000.000000000 708.595934478 L1T2 11,784,885.00 7,986,200.37 None 1000.000000000 677.664684042 L1T3 11,784,885.00 8,715,242.97 None 1000.000000000 739.527196914 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 835,072,155.11 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 20,405,304.86 0.00 0.00 None 17.668173919 0.000000000 0.000000000 L1T2 224,411.71 0.00 0.00 None 19.042333464 0.000000000 0.000000000 L1T3 192,023.08 0.00 0.00 None 16.294013900 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 20,821,739.65 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 797,965,406.91 5,588,985.64 0.00 None 690.927760559 4.839289145 0.000000000 L1T2 7,761,788.66 32,644.17 -21,896.83 None 658.622350579 2.770003271 -1.858043587 L1T3 8,523,219.89 35,624.19 -23,895.74 None 723.233183014 3.022871246 -2.027660007 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 814,250,415.46 5,657,254.00 -45,792.57 Total P&I Paymen26,478,993.65 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 8.20% None 8.09% L1T2 8.20% None 8.09% L1T3 8.20% None 8.09% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Other Related Information Interest Summary Current Scheduled Interest 5,858,476.89 Less Delinquent Interest -1,758,447.61 Less Deferred Interest 0.00 Plus Advance Interest 1,704,126.63 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -33,572.59 Less Total Fees Paid To Servicer -96,805.90 Less Misc. Fees & Expenses -450.27 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 246,043.24 Interest Due Trust 5,919,370.39 Less Trustee Fee -2,228.64 Less Fee Strips Paid by Trust -13,844.51 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,903,297.23 Pool Balance Summary Component Balance Count Beginning Pool 835,072,155.25 2035 Scheduled Principal Distribution 3,393,726.74 0 Unscheduled Principal Distribution 17,428,012.91 35 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 814,250,415.60 2000 Servicing Fee Summary Current Servicing Fees 96,805.90 Delinquent Servicing Fees 41,641.64 Servicing Fee Shortfall 793.17 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 139,240.70 PPIS Summary Gross PPIS 33,572.59 Gross PPIE 0.00 PPIS Covered by Excess Interest 33,572.59 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,280,802.28 Advanced Scheduled Principal 1,112,924.46 Scheduled Principal Distribution 3,393,726.74 Unscheduled Principal: 0.00 Curtailments 535,250.12 Prepayments in Full 16,890,516.67 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 2,246.12 Unscheduled Principal Distribution 17,428,012.91 Remittance Principal 20,821,739.65 Servicer Wire Amount 26,725,036.88 The Available Distribution Amount for this Distribution Da 26,725,036.89 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,816,431.15 Aggregate Amount past the Grace Day Period: 13,519.35 Total Aggregate P& I Advances on delinquent loans: 2,829,950.50 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 2,829,950.50 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 835,072,155.25 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 814,250,415.60 immediately after such distribution date Ending Number of Loans: 2,000.00 Ending Aggregate Principal Balance: 814,250,415.60 Weighted Average Mortgage Rate of the Mortgage Pool: 8.20% Weighted Average remaining term to maturity: 74.34 Overcollateralization Amount for such Distribution Date: 38,708,615.25 Excess Cash Flow for such Distribution Date: 1,619,937.88 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 65,679.85 Class A-2 6.10% 6.10% 383,332.11 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 464,681.80 Class A-1V 4.20% 4.20% 711,289.58 Class B 6.92% 6.92% 271,916.57 Class C 7.22% 7.22% 248,066.92 Class D 7.56% 7.56% 241,263.60 Class E 6.00% 6.00% 103,117.74 Class F 6.50% 6.50% 255,339.17 Class G 6.50% 6.50% 95,752.21 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 65,679.85 0.00 0.00 Class A-2 383,332.11 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 464,681.80 0.00 0.00 Class A-1V 711,289.58 0.00 0.00 Class B 271,916.57 0.00 0.00 Class C 248,066.92 0.00 0.00 Class D 241,263.60 0.00 0.00 Class E 103,117.74 0.00 0.00 Class F 255,339.17 0.00 0.00 Class G 95,752.21 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 96,805.90 Master Servicer: 13,844.51 Special Servicer: 207.89 Total Amount of Servicing Fees: 110,858.30 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 2 1,206,954 0 01/00/00 0.085% 0.123% 0.000% 06/12/00 2 592,416 0 01/00/00 0.084% 0.060% 0.000% 05/10/00 2 735,631 0 01/00/00 0.083% 0.073% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% 09/11/00 22 8,077,418 8.8696% 01/00/00 0.951% 0.844% 08/10/00 23 6,813,664 8.8408% 01/00/00 0.985% 0.703% 07/10/00 26 8,606,332 8.7923% 01/00/00 1.102% 0.878% 06/12/00 22 4,948,505 8.7752% 01/00/00 0.922% 0.498% 05/10/00 25 8,343,971 8.7589% 01/00/00 1.038% 0.832% Distribution Date Remit 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 09/11/00 8.6462% 01/00/00 08/10/00 8.6174% 01/00/00 07/10/00 8.5691% 01/00/00 06/12/00 8.5519% 01/00/00 05/10/00 8.5357% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 764,437 0 01/00/00 0.059% 0.105% 0.000% 06/12/00 1 487,652 0 01/00/00 0.058% 0.066% 0.000% 05/10/00 1 226,963 0 01/00/00 0.058% 0.030% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% 09/11/00 15 4,496,886 8.6882% 01/00/00 0.897% 0.629% 08/10/00 15 4,922,942 8.6917% 01/00/00 0.889% 0.681% 07/10/00 19 7,786,714 8.6907% 01/00/00 1.116% 1.065% 06/12/00 16 2,729,009 8.7045% 01/00/00 0.929% 0.368% 05/10/00 14 3,454,386 8.6999% 01/00/00 0.806% 0.462% Distribution Date Remit 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% 01/00/00 09/11/00 8.4648% 01/00/00 08/10/00 8.4683% 01/00/00 07/10/00 8.4675% 01/00/00 06/12/00 8.4812% 01/00/00 05/10/00 8.4767% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 1 442,517 0 01/00/00 0.152% 0.178% 0.000% 06/12/00 1 104,764 0 01/00/00 0.151% 0.042% 0.000% 05/10/00 1 508,668 0 01/00/00 0.149% 0.200% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/12/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% 09/11/00 7 3,580,532 9.4026% 01/00/00 1.090% 1.485% 08/10/00 8 1,890,722 9.2785% 01/00/00 1.233% 0.768% 07/10/00 7 819,617 9.0929% 01/00/00 1.065% 0.329% 06/12/00 6 2,219,496 8.9831% 01/00/00 0.904% 0.884% 05/10/00 11 4,889,585 8.9300% 01/00/00 1.642% 1.923% Distribution Date Remit 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 09/11/00 9.1792% 01/00/00 08/10/00 9.0552% 01/00/00 07/10/00 8.8696% 01/00/00 06/12/00 8.7599% 01/00/00 05/10/00 8.7067% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 262 100,000.01to 200,000.00 316 200,000.01to 300,000.00 359 300,000.01to 400,000.00 288 400,000.01to 500,000.00 183 500,000.01to 600,000.00 136 600,000.01to 700,000.00 113 700,000.01to 800,000.00 84 800,000.01to 900,000.00 71 900,000.01to 1,000,000.00 66 1,000,000.01to 1,100,000.00 36 1,100,000.01to 1,200,000.00 28 1,200,000.01to 1,300,000.00 21 1,300,000.01to 1,400,000.00 24 1,400,000.01to 1,500,000.00 13 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 2000 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 14,577,382.57 1.79% 100,000.01to 200,000.00 47,908,224.94 5.88% 200,000.01to 300,000.00 88,520,906.17 10.87% 300,000.01to 400,000.00 100,491,826.58 12.34% 400,000.01to 500,000.00 82,387,918.10 10.12% 500,000.01to 600,000.00 74,161,592.14 9.11% 600,000.01to 700,000.00 73,260,797.35 9.00% 700,000.01to 800,000.00 62,760,768.18 7.71% 800,000.01to 900,000.00 60,248,818.29 7.40% 900,000.01to 1,000,000.00 62,631,046.43 7.69% 1,000,000.01to 1,100,000.00 37,930,538.91 4.66% 1,100,000.01to 1,200,000.00 32,148,015.68 3.95% 1,200,000.01to 1,300,000.00 26,144,745.47 3.21% 1,300,000.01to 1,400,000.00 32,559,574.94 4.00% 1,400,000.01to 1,500,000.00 18,518,259.85 2.27% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 814,250,415.60 100.00% Average Scheduled Balance is 400,123.05 Maximum Scheduled Balance is 1,458,234.34 Minimum Scheduled Balance is 938.61 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 113 54,257,200.53 7.00%to 7.25% 32 16,680,282.19 7.25%to 7.50% 57 24,387,404.07 7.50%to 7.75% 109 61,210,242.96 7.75%to 8.00% 179100,420,265.37 8.00%to 8.25% 223113,104,507.35 8.25%to 8.50% 254117,943,639.48 8.50%to 8.75% 210 89,858,205.41 8.75%to 9.00% 214 92,079,406.11 9.00%to 9.25% 103 38,845,034.85 9.25%to 9.50% 140 37,979,833.44 9.50%to 9.75% 123 25,638,008.13 9.75%to 10.00% 86 16,805,037.82 10.00%to 10.50% 89 14,058,376.73 10.50%& Above 68 10,982,971.16 Total 2000814,250,415.60 Current Mortgage Based on Interest Rate Balance 7.00%or less 6.66% 7.00%to 7.25% 2.05% 7.25%to 7.50% 3.00% 7.50%to 7.75% 7.52% 7.75%to 8.00% 12.33% 8.00%to 8.25% 13.89% 8.25%to 8.50% 14.48% 8.50%to 8.75% 11.04% 8.75%to 9.00% 11.31% 9.00%to 9.25% 4.77% 9.25%to 9.50% 4.66% 9.50%to 9.75% 3.15% 9.75%to 10.00% 2.06% 10.00%to 10.50% 1.73% 10.50%& Above 1.35% Total 100.00% W/Avg Mortgage Interest Rate is 8.41290% Minimum Mortgage Interest Rate is 5.77500% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 630271,046,387.47 33.29% Office 538196,543,998.70 24.14% Retail 300115,546,292.82 14.19% Multifamily 267114,758,245.99 14.09% Mixed Use 162 70,670,650.21 8.68% Other 64 19,568,039.43 2.40% Mobile Home 14 12,758,063.93 1.57% Self Storage 15 8,730,044.00 1.07% Lodging 7 4,526,455.19 0.56% Health Care 3 102,237.86 0.01% Total 2000814,250,415.60 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1312518,541,329.80 63.68% Washington 334145,595,401.62 17.88% Oregon 118 48,333,002.31 5.94% Nevada 107 44,966,807.70 5.52% Arizona 65 25,490,405.19 3.13% Texas 33 14,138,055.25 1.74% Idaho 22 11,261,549.87 1.38% Alaska 4 2,322,084.03 0.29% Illinois 3 1,462,073.35 0.18% Minnesota 1 1,213,814.23 0.15% Utah 1 925,892.25 0.11% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 2000814,250,415.60 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 1081504,952,649.02 62.01% 2+ to 3 years 455211,393,147.72 25.96% 3+ to 4 years 100 32,802,058.68 4.03% 4+ to 5 years 29 7,464,884.28 0.92% 5+ to 6 years 130 31,795,367.46 3.90% 6+ to 7 years 13 3,093,092.06 0.38% 7+ to 8 years 6 1,558,314.25 0.19% 8+ to 9 years 63 7,139,831.09 0.88% 9+ to 10 years 110 12,558,001.37 1.54% 10 years or more 13 1,493,069.67 0.18% Total 2000814,250,415.60 100.00% Weighted Avera 549.36% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 822257,973,847.90 31.68% Amortizing Balloo 1178556,276,567.70 68.32% Total 2000814,250,415.60 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 232 27,592,824.30 3.39% 61 to 120 months 222 78,095,683.60 9.59% 121 to 180 months 368152,285,340.00 18.70% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 822257,973,847.90 31.68% Weighted Avera 114 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 119 39,585,870.42 4.86% 13 to 24 months 109 40,328,688.34 4.95% 25 to 36 months 108 40,226,226.97 4.94% 37 to 48 months 127 58,699,888.44 7.21% 49 to 60 months 222112,999,464.97 13.88% 61 to 120 months 488261,673,058.75 32.14% 121 to 180 months 5 2,763,369.81 0.34% 181 to 240 months 0 0.00 0.00% Total 1178556,276,567.70 68.32% Weighted Avera 56 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 374 0.01%to 11.50% 25 11.51%to 12.00% 7 12.01%to 12.50% 2 12.51%to 13.00% 6 13.01%to 13.50% 9 13.51%to 14.00% 7 14.01%to 14.50% 16 14.51%to 15.00% 8 15.01%to 15.50% 28 15.51%to 16.00% 27 16.01%to 16.50% 8 16.51%to 17.00% 8 17.01%& 99.00% 3 Fixed Rate Mortgage 1472 Total 2000 Scheduled Maximum Rates Balance 0.00%to 0.00% 148,507,183.84 0.01%to 11.50% 8,599,726.47 11.51%to 12.00% 1,113,963.58 12.01%to 12.50% 417,991.12 12.51%to 13.00% 2,201,869.92 13.01%to 13.50% 2,653,640.63 13.51%to 14.00% 1,493,999.03 14.01%to 14.50% 2,816,581.68 14.51%to 15.00% 2,387,572.82 15.01%to 15.50% 6,945,896.18 15.51%to 16.00% 8,476,225.42 16.01%to 16.50% 1,741,608.69 16.51%to 17.00% 902,156.15 17.01%& 99.00% 563,919.13 Fixed Rate Mortgage 625,428,080.94 Total 814,250,415.60 Weighted Average for Mtge with a Maximum Ra 14.11% Based on Maximum Rates Balance 0.00%to 0.00% 18.24% 0.01%to 11.50% 1.06% 11.51%to 12.00% 0.14% 12.01%to 12.50% 0.05% 12.51%to 13.00% 0.27% 13.01%to 13.50% 0.33% 13.51%to 14.00% 0.18% 14.01%to 14.50% 0.35% 14.51%to 15.00% 0.29% 15.01%to 15.50% 0.85% 15.51%to 16.00% 1.04% 16.01%to 16.50% 0.21% 16.51%to 17.00% 0.11% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 76.81% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 248 91,361,882.50 11.22% 6 Month LIBOR 168 67,579,518.76 8.30% WSJ Prime Rate 103 23,050,528.36 2.83% 3 Month LIBOR 5 4,970,268.28 0.61% 1 Month LIBOR 2 1,468,939.73 0.18% 1 Year CMT 1 298,962.75 0.04% WSJ Prime Rate 1 92,234.28 0.01% Fixed Rate Mortga 1472625,428,080.94 76.81% Total 2000814,250,415.60 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,468,939.73 0.18% Three Month 5 4,970,268.28 0.61% Six Month 519181,991,929.62 22.35% One Year 2 391,197.03 0.05% Fixed Rate Mortga 1472625,428,080.94 76.81% Total 2000814,250,415.60 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,468,939.73 0.18% Three Month 5 4,970,268.28 0.61% Six Month 519181,991,929.62 22.35% One Year 2 391,197.03 0.05% Fixed Rate Mortga 1472625,428,080.94 76.81% Total 2000814,250,415.60 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 460 0.01%to 4.00% 1 4.01%to 4.50% 13 4.51%to 4.75% 4 4.76%to 5.00% 1 5.01%to 5.25% 19 5.26%to 5.50% 3 5.51%to 5.75% 11 5.76%to 6.00% 4 6.01%to 6.25% 3 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 4 7.51%& 99.00% 2 Fixed Rate Mortgage 1472 Total 2000 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 174,171,658.29 21.39% 0.01%to 4.00% 17,279.25 0.00% 4.01%to 4.50% 2,250,572.95 0.28% 4.51%to 4.75% 526,793.93 0.06% 4.76%to 5.00% 254,330.72 0.03% 5.01%to 5.25% 3,983,016.58 0.49% 5.26%to 5.50% 354,534.75 0.04% 5.51%to 5.75% 2,148,942.52 0.26% 5.76%to 6.00% 1,383,894.53 0.17% 6.01%to 6.25% 752,602.05 0.09% 6.26%to 6.50% 215,450.85 0.03% 6.51%to 7.00% 467,309.67 0.06% 7.01%to 7.50% 1,042,970.57 0.13% 7.51%& 99.00% 1,252,978.00 0.15% Fixed Rate Mortgage 625,428,080.94 76.81% Total 814,250,415.60 100.00% Weighted Averag 0.4393% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 287118,621,863.06 2.51%to 3.00% 171 58,416,166.73 3.01%to 3.25% 23 5,302,491.92 3.26%to 3.50% 31 4,538,048.18 3.51%to 3.75% 6 1,011,253.79 3.76%to 4.00% 6 690,965.13 4.01%to 4.25% 1 72,741.38 4.26%to 4.50% 1 46,889.51 0.00%& Above 1 73,638.95 Fixed Rate Mortgage 1473625,476,356.95 Total 2000814,250,415.60 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 14.57% 2.51%to 3.00% 7.17% 3.01%to 3.25% 0.65% 3.26%to 3.50% 0.56% 3.51%to 3.75% 0.12% 3.76%to 4.00% 0.08% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 76.82% Total 100.00% Weighted Average for Mtge with a Margin is 2.401% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 215,836.71 7.88% 10/01/08 000000002041325 495,968.91 10.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has 01/00/00changed to $9839.13 beginning June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include * outstanding P&I advances and unpaid servicing fees, * unpaid trustee fees, etc..